                                                                    Exhibit 10.2

                               ESCROW AGREEMENT

          This ESCROW AGREEMENT (the "Agreement"), dated as of December 2, 1996,
                                      ----------
among The Chase Manhattan Bank, as escrow agent (the "Escrow Agent", which term
                                                      ------------
includes a successor thereto in such capacity), Marine Midland Bank, a New York banking corporation, as Trustee (the "Trustee", which term includes a successor thereto in such capacity) under the Indenture (as defined herein), and Omnipoint Corporation, a Delaware corporation (the "Company").
                                          -------

                                   RECITALS

          A.  Pursuant to the Indenture, dated as of December 2, 1996 (the

"Indenture"), between the Company and the Trustee, the Company is issuing
----------
$200,000,000 aggregate principal amount of its 11 5/8% Series A Senior Notes due 2006 (the "Notes").
           -----

          B. As security for its obligations under the Notes and the Indenture, the Company has agreed to grant to the Trustee, for the ratable benefit of the holders of the Notes, a security interest in and lien upon the Escrow Account (as defined herein) in accordance with this Agreement.

          C. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account and released from the security interest and lien described in
Section 6(a) of this Agreement.

                                   AGREEMENT

          NOW, THEREFORE, for good and valuation consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Defined Terms.  In addition to any other defined terms used
              -------------
herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

          "Affiliates"  means, as applied to any Person (as defined in the
           ----------
Indenture), any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Applied" means that disbursed funds have been applied (i) pursuant to
           -------
Section 3(a), (ii) pursuant to Section 3(c) or (iii) pursuant to Section 6(b)(iii).

          "Available Funds" means (A) the sum of (i) the Initial Escrow Amount
           ---------------
and (ii) interest earned or dividends paid on the funds in the Escrow Account (including holdings of Temporary Cash Investments), less (B) the aggregate disbursements previously made pursuant to this Agreement.

          "Collateral" shall have the meaning given in Section 6(a) hereof.
           ----------

          "Escrow Account" shall mean the escrow account established pursuant to
           --------------
Section 2.

          "Escrow Account Statement" shall have the meaning given in Section
           ------------------------
2(f).

          "Escrow Agent" shall have the meaning set forth in the preamble to
           ------------
this Agreement.

          "Initial Escrow Amount" shall mean $37,366,072.00
           ---------------------

          "Interest Payment Date" means February 15 and August 15 of each year
           ---------------------
commencing on February 15, 1997 until the Notes are paid in full (or if any such day is not a Business Day (as defined in the Indenture) the next succeeding Business Day.)

          "Issue Date" means December 2, 1996.
           ----------

          "Payment Notice and Disbursement Request" means a notice sent by the
           ---------------------------------------
Trustee to the Escrow Agent requesting a disbursement of funds from the Escrow Account, in substantially the form of Exhibit A hereto. Each Payment Notice and Disbursement Request shall be signed by an officer of the Trustee.

          "Temporary Cash Investment" means any of the following: direct
           -------------------------
obligations of the United States of America or any agency thereof or obligations fully and unconditionally guaranteed by the United States of America or any agency thereof not having a maturity of more than two years from the date of acquisition, (ii) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any state thereof, and which bank or trust company has capital surplus and undivided profits aggregating in excess of $50 million and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organizing (as defined in Rule 436 under the Securities Act of 1933) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (ii) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) commercial paper maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any state thereof with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Ratings Services, and (v) securities with maturities of six months or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof and rated at least "A" by Standard & Poor's Ratings Services or Moody's Investors Service, Inc.

          2.  Escrow Account; Escrow Agent.
              ----------------------------

              (a)  Appointment of Escrow Agent.  The Trustee hereby appoint the
                   ---------------------------
Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement. The Company hereby consents to such appointment.

              (b)  Establishment of Escrow Account. Concurrent with the
                   -------------------------------
execution and delivery hereof, the Escrow Agent shall establish the Escrow Account designated "Escrow Account pledged by Omnipoint Corporation to Marine Midland Bank, as Trustee" at its office located at 450 West 33rd Street, New York, New York 10001. All funds accepted by the Escrow Agent pursuant to this Agreement shall be held for the exclusive benefit of the Trustee, for the ratable benefit of the holders of the Notes. All such funds shall be held in the Escrow Account until disbursed in accordance with the terms hereof. The Escrow Account, the funds held therein and any Temporary Cash Investments held by the Escrow Agent shall be under the sole dominion and control of the Escrow Agent for the benefit of the Trustee for the ratable benefit of holders of the Notes, and all such funds and Temporary Cash Investments shall be held by the Escrow Agent separate and apart from all other funds of or held by the Escrow Agent. Concurrently with the execution and delivery hereof, the Company shall deliver the Initial Escrow Amount to the Escrow Agent for deposit into the Escrow Account against the Escrow Agent's written acknowledgement and receipt of the Initial Escrow Amount.

              (c)  Escrow Agent Compensation.  The Company shall pay to the
                   -------------------------
Escrow Agent such compensation for services to be performed by it under this Agreement as the Company and the Escrow Agent may agree in writing from time to time. The Escrow Agent shall be paid any compensation owed to it directly by the Company in accordance with such agreement(s) between the Company and the Escrow Agent and shall not disburse from the Escrow Account any such amounts (except to the extent that the Company is entitled to such amounts under this Agreement and the Company directs in writing the payment of any such amount to the Escrow Agent).

          The Company shall reimburse the Escrow Agent upon request for all reasonable and actual out-of-pocket expenses, disbursements, and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable expenses and disbursements of its counsel. The Escrow Agent shall be paid any such expenses owed to it directly by the Company in accordance with such agreement(s) between the Company and the Escrow Agent and shall not disburse from the Escrow Account any such amounts (except to the extent that the Company is entitled to such amounts under this Agreement and the Company directs in writing the payment of any such amount to the Escrow Agent).

              (d)  Investment of Funds in Escrow Account.  Funds deposited in
                   -------------------------------------
the Escrow Account shall be invested and reinvested only upon the following terms and conditions:

              (i)  Acceptable Investments.  All funds deposited or held in the
                   ----------------------
     Escrow Account at any time shall be invested by the Escrow Agent in Temporary Cash Investments in accordance with the Company's written instructions from time to time to the Escrow Agent; provided, however, that
                                                         --------  -------
     the Company shall only designate Temporary Cash Investments generating interest income which the Company reasonably determines at such times is sufficient to, when added to the Escrow Account, provide for the payment of interest on the outstanding Notes on each Interest Payment Date beginning on and including February 15, 1997, and through and including the Interest Payment Date on August 15, 1998; provided, further, however, that any such
                                      --------  -------  -------
     written instruction shall specify the particular investment to be made, shall state that such investment is authorized to be made hereby and in particular satisfies the requirements of the preceding proviso, shall contain the certification referred to in Section

     2(d)(ii), if required, and shall be executed by any officer of the Company, provided, further, however, that in no event shall the Escrow Agent have
     --------  -------  -------
     an independent obligation to invest the funds deposited or held in the Escrow Account at any time absent written instructions from the Company. All Temporary Cash Investments shall be assigned to and held in the possession of, or, in the case of Temporary Cash Investments maintained in book entry form with the Federal Reserve Bank, transferred to a book entry account in the name of, the Escrow Agent, for the ratable benefit of the Trustee for the benefit of the holders of the Notes, with such guarantees as are customary, except that Temporary Cash Investments maintained in book entry form with the Federal Reserve Bank shall be transferred to a book entry account in the name of the Escrow Agent at the Federal Reserve Bank that includes only Temporary Cash Investments held by the Escrow Agent for its customers and segregated by separate recordation in the books and records of the Escrow Agent.

              (ii)  Security Interest in Investments.  No investment of funds
                    --------------------------------
     in the Escrow Account shall be made unless the Company has certified to the Escrow Agent and the Trustee that, upon such investment, the Trustee will have a first priority perfected security interest in the applicable investment. A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Escrow Agent may conclusively assume. On the Issue Date, and on each August 1 thereafter until the date upon which the balance of the Available Funds shall have been reduced to zero, each of the Trustee and the Escrow Agent shall receive an Opinion of Counsel (as such term is defined in the Indenture) to the Company, dated each such date as applicable, which opinion shall meet the requirements of
     Section 314(b) of the Trust Indenture Act of 1939, as amended (the "TIA").
                                                                         ---

              (iii)  Interest and Dividends.  All interest earned and dividends
                     ----------------------
     paid on funds invested in Temporary Cash Investments shall be deposited in the Escrow Account as additional Collateral for the exclusive benefit of the Trustee for the ratable benefit of the holders of the Notes and shall be reinvested in accordance with the terms hereof at the Company's written instruction and subject to disbursement as provided herein.

              (iv)  Limitation on Escrow Agent's Responsibilities.  The Escrow
                    ---------------------------------------------
     Agent's sole responsibilities under this Section 2 shall be (A) to retain possession of certificated Temporary Cash Investments (except, however, that Escrow Agent may surrender possession to the issuer of any such security for the purpose of effecting assignment, crediting interest, or reinvesting such security or reducing such security to cash) and to be the registered or designated owner of Temporary Cash Investments which are not certificated, (B) to follow the Company's written instructions given in accordance with Section 2(d)(i), (C) to invest and reinvest funds pursuant to this Section 2(d) and (D) to use reasonable efforts to reduce to cash such Temporary Cash Investments as may be required to fund any disbursement or payment in accordance with Section 3. In connection with clause (A) above, the Escrow Agent will maintain continuous possession in the State of New York of certificated Temporary Cash Investments and cash included in the Collateral and will cause uncertificated Temporary Cash Investments to be registered in the book-entry system of, and transferred to an account of the Escrow Agent or a sub-agent of the Escrow Agent at, the Federal Reserve Bank of New York. Except as provided in Section 6, the Escrow Agent shall have no other responsibilities with respect to perfecting or maintaining the perfection of the Trustee's security interest in the Collateral and shall not be required to file any instrument, document or notice in any public office at any time or times, and (E) to keep accurate and detailed records of all investments, receipts, disbursements and other transactions involving the Escrow Account. In connection with clause (D) above the Escrow Agent shall not be required to reduce to cash any Temporary Cash Investments to fund any disbursement or payment in accordance with Section 3 in the absence of written instructions signed by an officer of the Company specifying the particular investment to liquidate. If no such written instructions are received, the Escrow Agent shall liquidate those Temporary Cash Investments having the lowest interest rate per annum, regardless of maturity, or if none such exist, those having the nearest maturity.

              (v)  Manner of Investment.  Funds deposited in the Escrow Account
                   --------------------
     shall initially be invested in a manner such that the Company reasonably determines at such time that there will be sufficient funds available without any further investment by the Company to cover all interest due on the outstanding Notes, as such interest becomes due, for each Interest Payment Date occurring from the Issue Date and ending on (and including) August 15, 1998. The Escrow Agent shall have no responsibility for determining whether funds held in the Escrow Account shall have been invested in such a manner so as to comply with the requirements of this clause (v).

              (e)  Substitution of Escrow Agent.  The Escrow Agent may resign by
                   ----------------------------
giving no less than 30 days' prior written notice to the Company and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and Temporary Cash Investments maintained by the Escrow Agent hereunder and copies of all books, records, plans and other documents in the Escrow Agent's possession relating to such funds or Temporary Cash Investments or this Agreement to a successor escrow agent mutually approved by the Company and the Trustee (which approvals shall not be unreasonably withheld, delayed or conditioned) and (ii) the Company, the Trustee and such successor escrow agent entering into this Agreement or any written successor agreement no less favorable to the interests of the holders of the Notes and the Trustee than this Agreement; and the Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith, except as set forth in Section 4. If a successor escrow agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Company, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent.

              (f)  Escrow Account Statement.  At least 30 days prior to each
                   ------------------------
Interest Payment Date, the Escrow Agent shall deliver to the Company and the Trustee a statement setting forth with reasonable particularity the Collateral then held by the Escrow Agent, including the balance of funds then in the Escrow Account, and the manner in which such funds are invested (the "Escrow Account
                                                               --------------
Statement").  The books and records of the Escrow Agent with respect to the
---------
Escrow Account shall be open to inspection and audit at reasonable times during reasonable business hours by the Trustee and the Company or their respective representatives. The parties hereto irrevocably instruct the Escrow Agent that on the first date upon which the balance in the Escrow Account (including the holdings of all Temporary Cash Investments) is reduced to zero, the Escrow Agent shall deliver to the Company and to the Trustee a notice that the balance in the Escrow Account has been reduced to zero.

          3.  Disbursements.
              -------------

              (a)  Payment Notice and Disbursement Request; Disbursements.
                   ------------------------------------------------------
After an Interest Payment Date, the Trustee shall within five days of receipt by the Trustee of the amount described in clause (i) of this sentence or an Officers' Certificate as required in clause (ii) of this sentence, submit to the Escrow Agent a completed Payment Notice and Disbursement Request substantially in the form of Exhibit A hereto; provided, (i) the Company has disbursed and the Trustee has received funds from
--------
the Company in an amount equal to the interest owed on the Notes under the Indenture for payment of such interest on such Interest Payment Date or (ii) the Trustee has received an Officers' Certificate (as defined in the Indenture) from the Company that the Company has disbursed funds in the amount and manner set forth in clause (i) of this sentence.

          The Escrow Agent's disbursement pursuant to any Payment Notice and Disbursement Request shall be subject to the satisfaction of the applicable conditions set forth in Section 3(b). The Escrow Agent, within three (3) Business Days after receipt of such Payment Notice and Disbursement Request, subject to the conditions described in Section 3(b), shall disburse the funds requested in such Payment Notice and Disbursement Request by wire or book-entry transfer of immediately available funds to the account of the Company. The Escrow Agent shall notify the Trustee and the Company as soon as reasonably possible (but not later than two (2) Business Days from the date of receipt of the Payment Notice and Disbursement Request) if any Payment Notice and Disbursement Request is rejected and the reason(s) therefor. In the event such rejection is based upon nonsatisfaction of the condition in Section 3(b)(i) below, the Trustee shall thereupon resubmit the Payment Notice and Disbursement Request with appropriate changes.

              (b)  Conditions Precedent to Disbursement.  The Escrow Agent's
                   ------------------------------------
payment of any disbursement shall be made only if (i) the Trustee shall have submitted, in accordance with the provisions of Section 3(a) herein, a completed Payment Notice and Disbursement Request to the Escrow Agent substantially in the form of Exhibit A with blanks appropriately filled in and (ii) at any time prior to the requested disbursement, the Escrow Agent shall not have received any notice from the Trustee that as a result of an Event of Default (as defined in the Indenture) the indebtedness represented by the Notes has been accelerated and has become due and payable (in which event the Escrow Agent shall apply all Available Funds as required by Section 6(b)(iii)).

               (c)  Retired Notes.  In the event a portion of the Notes has been
                    -------------
retired by the Company and submitted to the Trustee for cancellation and there is no Default or Event of Default under the Indenture, funds representing the lesser of (A) the excess of the amount sufficient to pay interest through and including August 15, 1998 on the Notes not so retired and (B) the interest payments which have not previously been made on such retired Notes for each Interest Payment Date through the Interest Payment Date to occur on August 15, 1998 shall, upon written request of the Company to the Escrow Agent and the Trustee, be paid to the Company upon compliance with the release of collateral provisions of the TIA and upon receipt by the Escrow Agent of a notice relating thereto from the Trustee.

          4.  Escrow Agent.
              ------------

               (a)  Limitation of the Escrow Agent's Liability;
                    -------------------------------------------
Responsibilities of the Escrow Agent.  The Escrow Agent's responsibility and
------------------------------------
liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guaranty to the holders of the Notes from time to time the performance of the Company or the Trustee; (ii) the Escrow Agent shall have no responsibility to the Company or the holders of the Notes or the Trustee from time to time as a consequence of performance or nonperformance by the Escrow Agent hereunder, except for any gross negligence or willful misconduct of the Escrow Agent; (iii) the Company shall remain solely responsible for all aspects of the Company's business and conduct; and (iv) the Escrow Agent is not obligated to supervise, inspect or inform the Company or any third party of any matter referred to above.

          No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds or Temporary Cash Investments held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

          The Escrow Agent shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company or the Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          The Escrow Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to Section 4(a)(ii)) shall not be liable for any action taken or omitted in accordance with such advice.

          The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

          In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such funds or property, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally deter-mined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

          No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

          5.  Indemnity.  The Company shall indemnify, hold harmless and defend
              ---------
the Escrow Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Escrow Agent's performance under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Escrow Agent or any of the other foregoing persons. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action; provided, however, that in no event shall "lost profits" be construed to
        --------  -------
include interest or dividends on funds in the Escrow Account (including holdings of Temporary Cash Investments) not earned due to the gross negligence or wilful misconduct of the Escrow Agent in its performance of its duties hereunder. The provisions of this Section shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent.

          6.  Grant of Security Interest; Instructions to Escrow Agent.
              --------------------------------------------------------

               (a) The Company hereby irrevocably grants a first priority security interest in and pledges, assigns and sets over to the Trustee for the ratable benefit of the holders of the Notes all of the Company's right, title and interest in the Escrow Account, and all property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Escrow Account, including, without limitation, all funds held therein, all Temporary Cash Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2, and all proceeds thereof as well as all rights of the Company under this Agreement (collectively, the "Collateral"), in
                                                               ----------
order to secure all obligations and indebtedness of the Company under the Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by the Company under the Indenture to the holders of the Notes or to the Trustee. The Escrow Agent hereby acknowledges the Trustee's security interest as set forth above. The Company shall take all actions necessary on its part to insure the continuance of a first priority security interest in the Collateral in favor of the Trustee in order to secure all such obligations and indebtedness.

               (b) The Company and the Trustee hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent shall, (i) (A) maintain sole dominion and control over the Collateral, including any funds and Temporary Cash Investments in the Escrow Account, for the benefit of the Trustee to the extent specifically required herein, (B) maintain, or cause its agent within the State of New York to maintain, possession of all certificated Temporary Cash Investments purchased hereunder that are physically possessed by the Escrow Agent in order for the Trustee to enjoy a continuous perfected first priority security interest therein under the law of the State of New York (the Company hereby agreeing that in the event any certificated Temporary Cash Investments are in the possession of the Company or a third party, the Company shall use its best efforts to deliver all such certificates to the Escrow Agent or in the case of a third party provide a custodial letter agreement in form and sub-stance satisfactory to the Company), (C) take all steps specified in writing by the Company pursuant to paragraph (a) above to cause the Trustee to enjoy a continuous perfected first priority security interest under the New York Uniform Commercial Code and any applicable law of the State of New York in all Temporary Cash Investments purchased hereunder that are not certificated and (D) maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Escrow Agent of any nature now or hereafter existing in favor of anyone other than the Trustee; (ii) promptly notify the Trustee if the Escrow Agent receives written notice that any person other than the Trustee has a lien or security interest upon any portion of the Collateral and (iii) in addition to disbursing amounts held in escrow pursuant to any Payment Notice and Disbursement Requests given to it by the Trustee pursuant to Section 3, upon receipt of written notice from the Trustee of the acceleration of the maturity of the Notes, and direction from the Trustee to disburse all Available Funds to the Trustee, as promptly as practicable disburse all funds held in the Escrow Account to the Trustee and transfer title to all Temporary Cash Investments held by the Escrow Agent hereunder to the Trustee. The lien and security interest provided for by this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustee shall have no security interest in, any funds disbursed by the Escrow Agent to the Company pursuant to this Agreement to the extent not inconsistent with the terms hereof. Notwithstanding any other provision contained in this Agreement, the Escrow Agent shall act solely as the Trustee's agent in connection with its duties under this Section 6; provided, however, that the Trustee shall not be liable or responsible for the acts or omissions of the Escrow Agent. The Escrow Agent shall not have any right to receive compensation from the Trustee and is without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder. Accordingly, the Escrow Agent is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein.

          (c) Any money and Temporary Cash Investments collected by the Trustee pursuant to Section

6(b)(iii) shall be applied as provided in Section 6.10 of the Indenture.

          (d) Upon demand, the Company will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral. The Trustee shall be entitled to take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral; provided, however, that absent written direction from the Company, the Trustee shall have no duty or obligation to take any action pursuant to this subparagraph (d).

          (e) The Company hereby appoints the Trustee as its attorney-in-fact with full power of substitution to do any act which the Company is obligated hereto to do, except that the Trustee shall not direct the investment of any monies on deposit in the Escrow Account, and the Trustee may exercise such rights as the Company might exercise with respect to the Collateral and take any action in the Company's name to protect the Trustee's security interest hereunder. In addition to the rights provided under Section 6(b)(iii) hereof, upon an Event of Default as defined in the Indenture and for so long as such Event of Default continues, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the New York Uniform Commercial Code or other applicable law, and the Trustee may also upon obtaining possession of the Collateral as set forth herein, without notice to the Company except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Company agrees that, to the extent notice of sale shall be required by law, at least ten

(10) days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          7.  Termination.  This Agreement shall terminate automatically ten
              -----------
(10) days following disbursement of all funds remaining in the Escrow Account (including the proceeds of any Temporary Cash Investments), unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof, not in violation of the Indenture). The Trustee may not agree to terminate this Agreement unless it has received the consent of 100% of the holders of all of the Notes outstanding; provided, however, that the obligations of the Company under Section 2(c) and Section 5 (and any existing claims thereunder) shall survive termination of this Agreement or the resignation or removal of the Escrow Agent; provided, further, however, that until such tenth day, the Company will cause this Agreement (or any permitted successor agreement) to remain in effect and will cause there to be an escrow agent (including any permitted successor thereto) acting hereunder (or under any such permitted successor agreement).

          8.  Miscellaneous.
              -------------

               (a)  Waiver.  Any party hereto may specifically waive any
                    ------
breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

               (b)  Invalidity.  If for any reason whatsoever any one or more of
                    ----------
the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

               (c)  Assignment.  This Agreement is personal to the parties
                    ----------
hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

               (d)  Benefit.  The parties hereto and their successors and
                    -------
permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the holders of the Notes and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement to the same extent as the Trustee, subject to the provisions of the Indenture.

               (e)  Time.  Time is of the essence with respect to each provision
                    ----
of this Agreement.

               (f)  Entire Agreement; Amendments.  This Agreement and the
                    ----------------------------
Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only in accordance with Article IX of the Indenture and further by a writing signed by a duly authorized representative of each party hereto.

               (g)  Notices.  All notices and other communications required or
                    -------
permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; (c) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator to the telecopy number set forth below; or (d) one business day following the day timely delivered to a next-day air courier addressed as set forth below, except with respect to the Escrow Agent as to which notices shall be deemed to have been given on the date received by the Escrow Agent:

          To Escrow Agent:

          The Chase Manhattan Bank
          450 West 33rd Street
          New York, New York 10001
          Attention:  Escrow Administration
                      15th Floor

          Telecopy:   212-946-8156

          To Trustee:

          Marine Midland Bank
          140 Broadway, 12th Floor
          New York, New York 10005
          Attention:  Corporate Trust Administration

          Telecopy:   212-658-6425
          Telephone:  212-658-6433

          To the Company:

          Omnipoint Corporation
          2000 N. 14th Street
          Arlington, Virginia  22201
          Attention: Bradley E. Sparks

          Telecopy:  (703) 522-7778
          Telephone: (703) 522-7747

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

               (h)  Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               (i)  Captions.  Captions in this Agreement are for convenience
                    --------
only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

               (j)  Choice of Law; Waiver of Jury Trial.  The existence,
                    -----------------------------------
validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Court, sitting in New York City. The Company hereby waives the right to a trial by jury in any action or proceeding with the Escrow Agent.

               (k)  Authority of the Company; Valid and Binding Agreement.  The
                    -----------------------------------------------------
Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company. The execution, delivery and performance of this Agreement by the Company does not violate any applicable law or regulation to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.

               (l)  Authority of the Escrow Agent and the Trustee; Valid and
                    --------------------------------------------------------
Binding Agreement.  Each of the Escrow Agent and the Trustee hereby represents
-----------------
and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

               (m)  Agent for Service; Submission to Jurisdiction; Waiver of
                    --------------------------------------------------------
Immunities.  By the execution and delivery of this Agreement, the Company (i)
----------
hereby irrevocably designates and appoints Bradley E. Sparks (or any successor), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that Bradley E. Sparks has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon Bradley E. Sparks (or any successor) and written notice of said service to the Company (mailed or delivered to its Chief Financial Officer at the Company's principal office in Arlington, Virginia), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such destination and appointment of Bradley E. Sparks (or any successor) in full force and effect so long as any of the Notes shall be outstanding.

          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.

               (n)  Taxes.  The Company shall provide the Escrow Agent with its
                    -----
Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under the Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the internal Revenue Service as having been so allocated and paid.

               (o)  Reliance on Oral Confirmation.  In the event funds transfer
                    -----------------------------
instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 1 hereto, and the Escrow Agent may rely upon the confirmations of anyone purport-ing to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

               (p)  Reliance on Account Numbers.  It is understood that the
                    ---------------------------
Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

               (q)  Successor to Parties.  Any corporation into which the Escrow
                    --------------------
Agent or the Trustee in their respective individual capacities may be merged or converted or with which they may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent or the Trustee in their respective individual capacities shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent or the Trustee in their respective individual capacities may be transferred, shall be the Escrow Agent or Trustee, as the case may be, under this Escrow Agreement without further act.

               (r)  Other Business with Escrow Agent.  Nothing contained herein
                    --------------------------------
shall be deemed to prohibit the Company from conducting other business with the Escrow Agent.

          IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the day first above written.


ESCROW AGENT:                           THE CHASE MANHATTAN BANK,
                                        as
                                           Escrow Agent


                                        By: /s/ John Siacchitano
                                            ----------------------
                                              Name: John Sciacchitano
                                              Title: Vice President

TRUSTEE:                                MARINE MIDLAND BANK, as
                                        Trustee



                                        By: /s/ Frank Godino
                                            -------------------------
                                            Name:Frank Godino
                                            Title: Corporate Trust Officer

                                        OMNIPOINT CORPORATION
COMPANY:


                                        By: /s/ Bradley Sparks
                                            -------------------------
                                            Name: Bradley Sparks
                                            Title: Chief Financial Officer

                                  Schedule 1



               Telephone Number(s) for Call-Backs and Person(s)
               Designated to Confirm Funds Transfer Instructions
               -------------------------------------------------


If to Company:

          Name                                   Telephone Number
          ----                                   ----------------

1.   Bradley E. Sparks                           (703) 522-7533

2.   Douglas Smith                               (703) 524-2172


If to the Trustee:

          Name                                   Telephone Number
          ----                                   ----------------

1.    Frank Godino                               (212) 658-6433

2.    James D. Nesci                             (212) 658-1149

3.    Charles E. Bauer                           (212) 658-1792

Telephone call-backs shall be made to each Company and Trustee if joint instructions are required pursuant to the Agreement.

                                   EXHIBIT A

                Form of Payment Notice and Disbursement Request

                          [Letterhead of the Trustee]

                                    [Date]

[Escrow Agent]
[Address]
Attention: [     ]

               Re:  Disbursement Request No.
                    [indicate whether revised]

Ladies and Gentlemen:

          We refer to the Escrow Agreement, dated as of December 2, 1996 (the "Escrow Agreement") among you (the "Escrow Agent"), the undersigned as Trustee, and Omnipoint Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

          This letter constitutes a Payment Notice and Disbursement Request under the Escrow Agreement.

          [Choose one of the following, as applicable]

          [The undersigned hereby notifies you that a scheduled interest payment in the amount of $______ has been made by the Company on _____________, 199__ and requests a disbursement of funds contained in the Escrow Account in such amount to the Company pursuant to Section 3 (a) of the Escrow Agreement (to an account designated by the Company in writing).]

          [The undersigned hereby notifies you that Notes equaling $____________ in aggregate principal amount have been retired and authorizes you to release $_________ of funds in the Escrow Account to the Company (to an account designated by the Company in writing), which amount represents the amount permitted to be released in accordance with Section 3(c) of the Escrow Agreement.]

          [In accordance with Section 6(b)(iii) of the Escrow Agreement, the undersigned hereby notifies you that there has been an acceleration of the maturity of the Notes. Accordingly, you are hereby requested to disburse all remaining funds contained in the Escrow Account to the Trustee such that the balance in the Escrow Account is reduced to zero.]

          In connection with the requested disbursement, the undersigned hereby notifies you that:

          1. [The Notes have not, as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.]

          2. All prior disbursements to the Trustee from the Escrow Account have been applied.

          3.  [add Wire instructions for payment to Trustee.]

          The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Request.


                         MARINE MIDLAND BANK, as Trustee



                         By:
                            ----------------------------
                              Name:
                              Title: